UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 240.14a-12

BRIDGELINE DIGITAL, INC.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a- 6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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NOTICE OF ADJOURNMENT

OF ANNUAL MEETING

August 19, 2021

Dear Stockholder:

You recently received proxy materials relating to proposals to be voted on by stockholders of Bridgeline Digital, Inc. (the “Company”) at the Company’s 2021 Annual Meeting of Stockholders originally scheduled to be held on August 19, 2021 (the “Annual Meeting”). This important notice is to inform you that the Annual Meeting has been adjourned until September 16, 2021 at 8:30 A.M. Eastern Time, to allow stockholders additional time to exercise their voting rights by submitting their voting instructions. The adjourned Annual Meeting will be held at the Company’s New York office at 150 Woodbury Road, Woodbury, New York 11797. The purpose of the adjourned Annual Meeting is to consider and vote on the following matters:

1.	To elect two director nominees to serve on our Board of Directors for a term of three years;
2.	To hold an advisory vote to approve the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement (the “say on-pay” vote);
3.	To ratify the appointment of PKF O’Connor Davies as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2021;
4.

To approve, in accordance with Nasdaq Listing Rule 5635(a), the issuance of shares of the Company’s common stock upon conversion of the Company’s Series D Convertible Preferred Stock (“Series D Preferred”) and upon exercise of certain warrants issued in May 2021 in connection with the Company’s acquisition of Hawk Search, Inc. (the “Issuance Proposal”); and

5.	To vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

This letter was sent to you because you held shares of the Company on July 8, 2021, the record date for the Annual Meeting, and we have not yet received your vote. In order to avoid further delay of the meeting, please vote today. Your vote is extremely important, no matter how many shares you hold or how you choose to vote.

For the reasons set forth in the proxy statement, dated July 9, 2021, the Board of Directors, unanimously recommends that you vote “FOR” the Proposals. Please follow the instructions on the enclosed voting instruction form to vote via the internet or by phone as soon as possible, or alternatively, please sign, date, and return the enclosed voting instruction form.

If you need assistance voting your Bridgeline Digital, Inc. shares, please call D.F. King toll-free at (800) 515-4507. On behalf of your Board of Directors, we thank you for your ongoing support of, and continued interest in, Bridgeline Digital, Inc.

Sincerely yours, /s/ Roger Kahn Roger Kahn President and Chief Executive Officer

2021 ANNUAL MEETING OF STOCKHOLDERS OF

BRIDGELINE DIGITAL, INC.

September 16, 2021

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at https://www.rdgir.com/bridgeline-digital-inc

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230303003000000000 5 091621

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees as director:

NOMINEES:
- ○ Joni Kahn
- ○ Roger Kahn

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR all Proposals.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

BRIDGELINE DIGITAL, INC.

100 Sylvan Road, Suite G-700

Woburn, Massachusetts 01801

The undersigned, revoking all proxies, hereby appoints Roger E. Kahn and Mark G. Downey and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Bridgeline Digital, Inc. (the "Company") which the undersigned would be entitled to vote if present at the 2021 Annual Meeting of Stockholders of the Company to be held on September 16, 2021, at 8:30 A.M. at the Company's New York office located at 150 Woodbury Road, Woodbury, New York and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

Completed proxies should be delivered to the Company's New York office located at 150 Woodbury Road, Woodbury, New York 11797.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's Annual Report.

(Continued and to be signed on the reverse side)

1.1 14475

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

BRIDGELINE DIGITAL, INC.

To Be Held On:

September 16, 2021, at 8:30 A.M.

at 150 Woodbury Road, Woodbury, New York 11797

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before September 2, 2021.

Please visit https://www.rdgir.com/bridgeline-digital-inc, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE:** 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE: **ONLINE:** To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect the following nominees as director.

NOMINEES:
Joni Kahn
Roger Kahn

Please note that you cannot use this notice to vote by mail.

3. To ratify the appointment of PKF O'Connor Davie, LLP as the Company's independent auditors for the Company's fiscal year ending September 30, 2021.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.